The Henssler
 Equity Fund
___________
Lighting the Way

Investor Class Shares: HEQFX

Institutional Class Shares: HEQCX

PROSPECTUS
 August 28, 2017

THE HENSSLER EQUITY FUND
3735 CHEROKEE STREET
 KENNESAW, GA 30144

1-800-936-3863
www.henssler.com

This Prospectus provides important information about The Henssler Equity Fund (“The Fund”) that you should know before investing. It should be read and retained for future reference.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
Principal Investment Strategies of The Fund	2
Principal Risks of Investing in The Fund	3
Additional Information Regarding The Fund’s Investment Objective and Strategy	8
Disclosure of Portfolio Holdings	9
Management of The Fund	9
Shareholder Information	10
Dividends, Distributions and Tax Matters	18
Index Descriptions	19
Financial Highlights	20
Privacy Notice	PN-1

Henssler Asset Management, LLC, is the investment adviser to The Fund and is located at 3735 Cherokee Street, Kennesaw, Georgia 30144. The Fund is a series of The Henssler Funds, Inc. This Prospectus discusses Investor Class shares and Institutional Class shares of The Fund.

SUMMARY SECTION

The Henssler Equity Fund (“The Fund”)

INVESTMENT OBJECTIVE/GOAL

The Fund’s investment objective is to seek growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of The Fund.
	Investor Class	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	None
Other Expenses	0.27%	0.27%
Operating Services Fee	0.70%	0.20%
Total of all Other Expenses	0.97%	0.47%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.48%	0.98%

(1)
“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of The Fund and does not include Acquired Fund Fees and Expenses.

1

Example
This Example is intended to help you compare the cost of investing in The Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in The Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$151	$468	$808	$1,766
Institutional Class	$100	$312	$541	$1,200

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect The Fund’s performance. During the most recent fiscal year, The Fund’s portfolio turnover rate was 146%of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange.

To meet its investment objective, The Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, The Fund invests more than 90% of its total assets in common stocks of companies identified by The Fund’s investment adviser, Henssler Asset Management, LLC (the “Adviser”), based on the characteristics below. The Fund may invest in companies of any size, and The Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves. In addition, The Fund may invest up to 20% of its total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. When selecting common stocks for The Fund, the Adviser seeks companies that exhibit the following characteristics:

•	undervalued assets;
•	strong balance sheet characteristics and financial foundations;
•	high earnings expectations; and
•	quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

•	price;
•	price history; and
•	price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in The Fund may lose money. An investment in The Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The success of The Fund cannot be guaranteed. There are risks associated with investments in the types of securities in which The Fund invests. These risks include:

Market Risk: The value of stocks selected for The Fund’s portfolio or the overall stock market may decline over short or extended periods.

Business and Economic Risk: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.

Management Style Risk: The ability of The Fund to meet its investment objective is directly related to the Adviser’s selection of investments for The Fund, particularly in volatile stock markets.

Value Style Investing Risk: A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the Adviser believes will increase the price of the security do not occur. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Political Risk: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.

Investments in Small- and Mid-Sized Companies Risk: Although The Fund invests in companies of all sizes, there may be times when The Fund is substantially invested in small- and mid-sized companies. Stocks of smaller and mid-sized companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small- and mid-sized companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Foreign Securities Risk: Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of The Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

PERFORMANCE

The following performance information provides some indication of the risks of investing in The Fund by showing changes in The Fund’s performance from year to year and by showing how The Fund’s average annual returns for one, five, and ten years ended December 31, 2016 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how The Fund will perform in the future. Updated performance information is available on The Fund’s website at www.henssler.com or by calling The Fund toll-free at 1-800-936-FUND (3863).
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*
The Fund’s Investor Class year-to-date total return as of June 30, 2017, was 2.38%. Returns of the Investor Class shares are presented because the Institutional Class shares were not offered during all of the periods shown. The annual returns would differ only to the extent that the Institutional Class and Investor Class shares do not have the same expenses.

BEST AND WORST QUARTER RETURNS
(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.27%	9/30/2009
Lowest Return	-21.92%	12/31/2008

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016:

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Investor Class	1 Year	5 Years	10 Years	Since Inception**
Return Before Taxes	13.86%	12.01%	6.30%	6.27%
Return After Taxes on Distributions	10.89%	5.50%	2.97%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	10.33%	8.90%	4.75%	5.03%
S&P 500 with Dividends (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%	5.82%

Institutional Class	1 Year	5 Years	10 Years	Since Inception**
Return Before Taxes	14.45%	12.62%	--	11.26%
S&P 500 with Dividends (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	--	13.25%

**	The Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

MANAGEMENT

Investment Adviser:	Henssler Asset Management, LLC

Portfolio Managers:	The following individuals serve as The Fund’s portfolio managers:

Portfolio Managers	Years of Service with The Fund	Primary Title
Gene W. Henssler, Ph.D.	20	Investment Committee Member
William G. Lako, Jr., CFP®	20	Investment Committee Member
Troy L. Harmon, CFA, CVA	9	Investment Committee Member

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by written request (The Henssler Equity Fund, P.O. Box 8796, Denver, Colorado 80201), by wire transfer, by telephone at 1-800-936-3863, or through a financial intermediary. Investors who wish to purchase or redeem Investor Class shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The Fund may change the investment minimums at any time.

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Investor Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$200
Traditional IRAs	$1,000	$100
Roth IRAs	$1,000	$100
Coverdell ESAs	$500	$100
Automatic Investment Plan	$100	$100

Institutional Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Coverdell ESAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase The Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend The Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange.

To meet its investment objective, The Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, The Fund invests more than 90% of its total assets in common stocks of companies identified by the Adviser based on the characteristics below. The Fund may invest in companies of any size, and The Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves. In addition, The Fund may invest up to 20% of its total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. When selecting common stocks for The Fund, the Adviser seeks companies that exhibit the following characteristics:

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•	undervalued assets;
•	strong balance sheet characteristics and financial foundations;
•	high earnings expectations; and
•	quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

•	price;
•	price history; and
•	price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments carry risks, and an investment in The Fund is no exception. You could lose money on your investment in The Fund. Accordingly, you should understand the principal risks of investing in The Fund, each of which is described below.

Market Risk: Stock prices fluctuate in response to many factors, including changes in interest rates, the activities of individual companies and general market and economic conditions. Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during these temporary or extended bear markets, the value of The Fund may decline.

Business and Economic Risk: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Management Style Risk: The ability of The Fund to meet its investment objective is directly related to the Adviser’s selection of investments for The Fund. The Adviser’s judgments about the quality, value, and potential appreciation of stocks of particular companies may prove to be incorrect in the short-term or the long-term, either of which may have an adverse effect on the value of The Fund.

Value Style Investing Risk: A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will increase the price of the security do not occur.

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The Fund’s policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which The Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Political Risk: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. For example, if a particular sector or industry becomes subject to more or less government regulation, some companies in that sector or industry will make a successful transition into the new environment and prosper, while other companies will mismanage the process and do poorly.

Investments in Small-and Mid-Sized Companies Risk: Although The Fund invests in companies of all sizes, there may be times when The Fund is substantially invested in small- and mid-sized companies. Stocks of smaller and mid-sized companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small- and mid-sized companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Foreign Securities Risk: Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of The Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE AND STRATEGY

An investment in The Fund cannot be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles may not find The Fund to be an appropriate investment vehicle.

Temporary Defensive Positions: The Fund may, from time to time, take temporary defensive positions that are inconsistent with The Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When The Fund takes a temporary defensive position, The Fund may not be able to achieve its investment objective.

Portfolio Turnover: Portfolio turnover measures the rate at which the securities in a fund’s portfolio change during any given year. Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund’s performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund. The Adviser manages The Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for The Fund if implementation of The Fund’s investment strategy or a temporary defensive position results in frequent trading.

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DISCLOSURE OF PORTFOLIO HOLDINGS

A description of The Fund’s policies and procedures with respect to the disclosure of The Fund’s portfolio securities is available in The Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Henssler Asset Management, LLC (the “Adviser”), located at 3735 Cherokee Street, Kennesaw, Georgia 30144, serves as the investment adviser for The Fund. The Adviser was organized in February 1998 by its owners, Gene W. Henssler, Ph.D., and Patricia T. Henssler, C.P.A. The Adviser is an affiliate of G.W. Henssler & Associates, Ltd. (“Henssler & Associates”), an investment manager, which has provided investment advisory services to corporations, individual investors, and institutional investors since its inception in 1987.

The Adviser provides investment advisory services and day-to-day administrative services to The Fund under separate agreements with the Company. More particularly, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Company to provide investment management services to The Fund. In addition to the Advisory Agreement, the Adviser has entered into an Amended and Restated Operating Services Agreement (the “Operating Services Agreement”) with the Company to provide, or make arrangements for the provision of, virtually all day-to-day operational services to The Fund. For these services, The Fund paid the Adviser the fees described below for the fiscal year ended April 30, 2017, for the Investor Class and Institutional Class, respectively. All fees are expressed as an annual percentage of average net assets of The Fund. These fees do not include the costs of brokerage, interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of the Company's Chief Compliance Officer and other extraordinary expenses.

	Investor Class	Institutional Class
Advisory Fee	0.50%	0.50%
Operating Services Fee	0.70%	0.20%
Total Fees Paid to the Adviser	1.20%	0.70%

A discussion of the factors considered by the Board of Directors in approving the Advisory Agreement between the Adviser and the Company is available in The Fund’s Semi-Annual Report for the reporting period ended October 31, 2016.

The Fund’s Statement of Additional Information contains more detailed information about the Advisory and Operating Services Agreements.

PORTFOLIO MANAGEMENT

The Fund is managed by Gene W. Henssler, Ph.D., William G. Lako, Jr., CFP® and Troy L. Harmon, CFA, CVA (the “Investment Committee”). The Fund’s Investment Committee is responsible for the day-to day management, and is supported by a group of research analysts and other members of the Adviser’s investment staff.

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Dr. Henssler has worked in investment management and financial analysis for nearly 50 years. From 1986 to 1996, Dr. Henssler was a Professor of Finance at Kennesaw State University. Since 1987, Dr. Henssler’s investment adviser, G.W. Henssler & Associates, Ltd., has provided investment advisory services to corporations and to individual and institutional investors. Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Lako has worked in investment management and financial planning for more than 22 years. He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 26, Series 28, Series 63 and Series 65 registrations. Mr. Lako is a Certified Financial Planner™ Certificant. Mr. Lako began his financial career with G.W. Henssler & Associates, Ltd. in 1995.

Mr. Harmon has worked in investment management and financial analysis for more than 10 years. He earned his BBA in Finance in 2006 and a BBA in Accounting in 2015 from Kennesaw State University. Mr. Harmon is a CFA Charterholder and a Certified Valuation Analyst. Mr. Harmon began his financial career with G.W. Henssler & Associates, Ltd. in 2006.

The Fund’s Statement of Additional Information contains more detailed information about the Investment Committee’s compensation, other accounts managed by the Investment Committee and the Investment Committee Members’ ownership of securities in The Fund.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The Fund’s share price is determined based upon net asset value (“NAV”) next determined after The Fund receives your purchase order in proper form. The Fund calculates NAV at approximately 4:00 p.m., Eastern Time, each day that the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is normally closed on national holidays and Good Friday, so NAV will not be calculated on those days. A list of the days the NYSE is normally closed appears in The Fund’s Statement of Additional Information. The net asset value per share is computed by dividing the sum of the value of the securities held by The Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Equity securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by the Company's Board of Directors. Securities with maturities of sixty (60) days or less are valued at amortized cost. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to The Fund’s net asset value calculation.

FAIR VALUE PRICING

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by The Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Company's Board of Directors. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

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Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, The Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, The Fund may adjust its fair valuation procedures.

PURCHASE OF FUND SHARES

The Fund does not impose any sales charges on purchases of The Fund. In general, The Fund requires a minimum initial investment of $2,000 for Investor Class shares and $1,000,000 for Institutional Class shares. For Investor Class shares, The Fund requires a minimum subsequent investment of $200 and The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month, and for certain other accounts, as noted below. There is not a subsequent investment minimum for Institutional Class shares.

Orders for the purchase of shares of The Fund placed directly with The Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”) by an investor are executed at the next determined NAV per share after receipt in proper form by the Transfer Agent. The Fund has authorized one or more brokers (or other financial intermediaries) to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on The Fund’s behalf. Customer orders will be priced at The Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Shares are eligible to receive dividends the day they are purchased. The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.

CHOOSING A SHARE CLASS

The Fund offers Investor Class and Institutional Class shares. Expenses vary between the Investor Class and Institutional Class shares of The Fund. You should carefully consider the differences in the fee structures as well as the length of time you wish to invest in The Fund before choosing which share class is most appropriate for you to purchase. (Please review the Fees and Expenses Table for The Fund before investing in The Fund.) Additionally, please make sure that you are an eligible investor for the specific class. The following is a summary of the differences between Investor Class and Institutional Class shares of The Fund.

	Investor Class	Institutional Class
Minimum Initial Investment (See table below for IRA and other types of accounts)	$2,000
$1,000,000

 (NOTE: Registered investment advisers and financial planners that maintain an account directly with the Transfer Agent may aggregate their client accounts to meet the minimum amount if prior written notice is provided to the Transfer Agent.)

Eligible Investors	Designed for the following types of accounts: (1) individual investors investing directly through The Fund’s Transfer Agent; or (2) individual investors investing through financial intermediaries.
Designed for the following types of accounts:

(1) proprietary accounts of institutions (financial institutions, corporations, trusts, estates, religious and charitable organizations) maintained directly with the Transfer Agent; and

 (2) accounts of registered investment advisers and financial planners purchasing on behalf of clients who are charged asset-based or other management fees.

Expenses	Higher expense ratio than Institutional Class shares due to a higher Operating Services Fee.	Lower expense ratio than Investor Class shares due to a lower Operating Services Fee.

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MINIMUM INVESTMENTS
Investor Class
	Minimum Initial Investment	Additional Investment
Regular Accounts	$2,000	$200
Traditional IRAs	$1,000	$100
Roth IRAs	$1,000	$100
Coverdell ESAs	$500	$100
Automatic Investment Plan	$100	$100

Institutional Class
	Minimum Initial Investment	Additional Investment
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Coverdell ESAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

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OPENING OR ADDING TO AN ACCOUNT

To make an initial investment in The Fund, all purchasers must complete and send the required application, along with a check payable to “The Henssler Equity Fund,” to one of the addresses listed below. To make a subsequent investment, all purchasers must complete and send an investment slip, along with a check payable to “The Henssler Equity Fund,” to an address listed below. All investments must be in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may be charged a fee for any check that does not clear.

Regular Mail	Overnight Delivery
The Henssler Equity Fund	The Henssler Equity Fund
P.O. Box 8796	c/o ALPS Fund Services
Denver, CO 80201	1290 Broadway, Suite 1100
Denver, CO 80203

You may also make automatic monthly investments from your bank account in a regular amount pursuant to our “Automatic Investment Plan.” Please call us at 1-800-936-3863 for more information about the Automatic Investment Plan.

The Fund does not consider the U.S. Postal Service or other independent delivery service to be its agent. Accordingly, deposit in the mail or with such other services, or receipt at The Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by The Fund.

SPECIAL INSTRUCTIONS FOR INDIVIDUAL RETIREMENT ACCOUNTS

If you are interested in investing your Individual Retirement Account (“IRA”) or Roth IRA in The Fund, you may establish an IRA, IRA Rollover Account, Roth IRA, or Roth IRA Rollover Account in The Fund. Please call The Fund at 1-800-936-3863 to request an IRA investment package. You may also call a broker-dealer for more information regarding the establishment of an IRA account in The Fund. For more complete IRA information, consult your tax professional.

An annual IRA and Coverdell Education Savings Account (“ESA”) maintenance fee of $12.00 is charged by the IRA custodian on a per-account basis.

TERMS TO UNDERSTAND

Traditional IRA - an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Roth IRA - an IRA funded with non-deductible contributions; and tax-free growth of assets and distributions, if the assets are held for five years or longer and certain conditions are met.

Coverdell ESA - an education savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay qualified educational expenses.

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SPECIAL INSTRUCTIONS FOR INSTITUTIONAL CLASS SHARES

The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations or corporations. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in The Fund. If you are purchasing Institutional shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary holds the Institutional shares in your name and receives all confirmations of purchases and sales.

Institutional Class shares of The Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received in proper form by The Fund, less any applicable redemption fees. If you place an order for Institutional Class shares of The Fund through a financial intermediary, The Fund will be deemed to have received a purchase or redemption order when the financial intermediary receives the order. The financial intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s instructions. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses. For more information about your financial intermediary’s rules and procedures and whether your financial intermediary has been authorized by The Fund to receive purchase and redemption orders on their behalf, you should contact your financial intermediary directly.

REDEMPTION OF FUND SHARES

You may sell shares at any time. This can be done via telephone by calling 1-800-936-3863 or in writing.

There are no fees charged by The Fund for redemptions. However, shareholders who redeem their shares through a broker-dealer (or other financial intermediary) may be charged a fee for the broker-dealer’s services.

The Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio assets to meet redemption requests, both regularly and in stressed market conditions.

WRITTEN SELL ORDERS

A written letter of instruction must include:

•	your name(s) and signature(s);
•	your account number;
•	the fund name;
•	the dollar amount you want to sell;
•	how and where to send the proceeds; and
•	if your account is an IRA account, whether the distribution is qualified or premature.

Mail your request to:

Regular Mail	Overnight Delivery
The Henssler Equity Fund	The Henssler Equity Fund
P.O. Box 8796	c/o ALPS Fund Services
Denver, CO 80201	1290 Broadway, Suite 1100
Denver, CO 80203

Redemption proceeds will be mailed or wired to the redeeming shareholder within seven (7) days, except where those shares have recently been purchased by personal check. In those cases, redemption proceeds may be withheld until the check has been collected, which may take up to fifteen (15) days. To avoid such withholding, investors should purchase shares by certified or bank check. Interest will not accrue on uncashed redemption checks. Please note that wire requests for amounts under $10,000 will be subject to a fee of $10, which will be automatically deducted from the redemption proceeds.

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Some circumstances require that written sell orders be medallion signature guaranteed. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation may be required.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

You may redeem part or all The Fund’s shares on any business day that The Fund calculates its NAV. To redeem shares with The Fund, you must contact The Fund either by mail or by phone to place a redemption order in the manner described. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Neither The Fund nor its agent is responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

DISRUPTIVE TRADING AND MARKET TIMING

Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading, which can have harmful effects for other shareholders. These risks and harmful effects include the following:

•
An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing The Fund to maintain a higher level of cash than would otherwise be the case, or causing The Fund to liquidate investments prematurely; and

•	Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation. As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders. Historically, The Fund has not experienced excessive trading. Many of The Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer The Fund as an investment option, which serves to minimize the potential for excessive trading or market timing. The Board of Directors, in consultation with The Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of The Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for The Fund. In general, The Fund considers frequent roundtrip transactions in an account to constitute excessive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of The Fund within seven (7) days. While there is no specific limit on roundtrip transactions, The Fund reserves the right to (i) refuse any purchase order; or (ii) restrict or terminate purchase privileges for shareholders, particularly in cases where The Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling seven-day period. In any day where trading activity in shares of The Fund exceeds the one percent (1%) threshold, The Fund will analyze the activity to determine its nature and what action, if any, should be taken.

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In determining the frequency of roundtrip transactions, The Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and The Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. For record holders, The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that The Fund suspects as disruptive trading. The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because The Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by The Fund, even if applicable shares are held longer than seven (7) days. In addition, The Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, The Fund’s distributor on behalf of The Fund, has or will enter into written agreements with each of The Fund’s financial intermediaries, under which the intermediary must, upon request, provide The Fund with certain shareholder and identity trading information so that The Fund can enforce its market timing and disruptive trading policies. There is no guarantee that The Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.

GENERAL POLICIES

The Fund reserves the right to:

•	Refuse any purchase request for any reason.
•	Change any of its purchase or redemption policies or procedures at any time.
•	Delay in sending out redemption proceeds for up to seven (7) days. This generally only happens in cases of large redemptions or during unusual market conditions.
•	Make payment for any redemption proceeds in securities rather than cash. This generally only happens in cases of large redemptions or during unusual market conditions.
•	Suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•	Liquidate the value of your account and transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

LOW BALANCE ACCOUNTS

If your account falls below $1,000 because of redemption, The Fund may request in writing that you increase your balance. If the balance remains less than $1,000 ninety (90) days from the date of the written request, The Fund may close your account, and mail you the proceeds from your account to the address on the Transfer Agent’s records.

VERIFICATION OF SHAREHOLDER TRANSACTION STATEMENTS

You must contact The Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

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NON-RECEIPT OF PURCHASE WIRE/ INSUFFICIENT FUNDS POLICY

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that The Fund may incur as a result of the canceled purchase.

PATRIOT ACT

The USA PATRIOT Act of 2001 requires financial institutions, including The Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the required application, you will be required to supply your full name, date of birth, Social Security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, The Fund may temporarily limit additional share purchases. In addition, The Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. If The Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after The Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares. As required by law, The Fund may employ various procedures, such as comparing the information to fraud databases or requiring additional information or documentation from you, to ensure that the information supplied by you is correct.

INVESTMENTS THROUGH THIRD PARTIES

If you invest through a third party (rather than directly through The Fund), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Adviser also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services, as an incentive to sell shares of The Fund and/or to promote retention of their customer’s assets in The Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount The Fund receives as proceeds from such sales. Revenue sharing payments may be made to financial intermediaries that provide services to The Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support.

TELEPHONE PURCHASES BY SECURITIES FIRMS

Member firms of the Financial Industry Regulatory Authority (“FINRA”) may telephone the Transfer Agent at 1-800-936-3863 and place purchase orders on behalf of investors who carry their Fund investments through the member’s account with The Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither The Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or The Fund fails to employ this and other established procedures, the Transfer Agent or The Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

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DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

The Fund pays its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis. Your dividends and distributions will be reinvested in The Fund unless you instruct The Fund in writing otherwise. There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The Fund expects that its distributions will consist primarily of capital gains. Distributions are subject to federal income tax regardless of how long you have held your shares and whether you reinvest your distributions or take them in cash. In general, distributions are taxable as follows:

TAXABILITY OF DISTRIBUTIONS

The table below can provide a general guide for your potential tax liability when selling or exchanging Fund shares.

“Short-term capital gains” applies to Fund shares sold up to 12 months after buying them.

“Long-term capital gains” applies to shares held for more than 12 months.

Type of Distribution	Tax Rate for 15% Bracket or Below	Tax Rate for 15% Bracket or Above
Qualified Dividends	0%	15%*
Dividends	Ordinary Income Rate	Ordinary Income Rate
Short-term Capital Gains	Ordinary Income Rate	Ordinary Income Rate
Long-term Capital Gains	0%	15%*

*
Qualified dividends and long-term capital gains may be taxed at a maximum U.S. federal rate of 20%, depending on your tax bracket. Also, certain taxpayers may be taxed an additional 3.8% for income over certain thresholds because of the Patient Protection and Affordable Care Act (Obamacare) Medicare surcharge.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences. The Fund anticipates that the majority of its distributions will consist of capital gains.

TAXES ON TRANSACTIONS

Any sale of Fund shares, including exchanging Fund shares for shares of another fund, may generate a tax liability. Tax-deferred accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a general guide for your potential tax liability when selling or exchanging Fund shares. “Short-term capital gains” applies to Fund shares held up to 12 months. “Long-term capital gains” applies to Fund shares held for more than 12 months.

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Additional information concerning the taxation of The Fund and its shareholders is contained in the Statement of Additional Information.

INDEX DESCRIPTION

S&P 500 Index: The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You may not invest directly in the S&P 500 Index.

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FINANCIAL HIGHLIGHTS

The table shows The Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. “Total Return” shows how much your investment in The Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Cohen & Company, Ltd., The Fund’s independent registered public accounting firm, whose report for the fiscal year ended April 30, 2017, along with The Fund’s financial statements, are included in The Fund’s Annual Report to Shareholders, which is available upon request and is incorporated herein by reference. The Institutional Class shares are invested in the same portfolio of securities as the Investor Class shares, but the Institutional Class shares are subject to different expenses, which will cause the returns of the Institutional Class shares to differ from the returns of the Investor Class shares.

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Investor Class of Shares

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$5.95	$9.69		$14.29	$15.03	$15.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.03	0.05		0.07	0.11	0.14
Net realized and unrealized gain/(loss) on investments	0.75	(0.18	)(2)	1.18	3.24	1.00
Total Income/(Loss) from Investment Operations	0.78	(0.13)		1.25	3.35	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	(0.06)		(0.11)	(0.15)	(0.23)
From net realized gains on investments	(0.69)	(3.55)		(5.74)	(3.94)	(1.61)
Total Distributions	(0.73)	(3.61)		(5.85)	(4.09)	(1.84)
Net Asset Value - End of Year	$6.00	$5.95		$9.69	$14.29	$15.03

Total Return	13.26%	0.25%		8.21%	22.83%	8.47%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$27,059	$29,947		$50,383	$84,719	$152,663
Ratio of expenses to average net assets	1.47%	1.47%		1.37%	1.30%	1.27%
Ratio of net investment income to average net assets	0.50%	0.63%		0.51%	0.68%	0.96%
Portfolio turnover rate(3)	146%	155%		58%	48%	106%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Portfolio turnover is calculated at The Fund level.

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Institutional Class of Shares
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$6.24	$9.98		$14.55	$15.22	$15.86
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:	$0.84	$(0.09)		$1.34	$3.47	$1.25
Net investment income(1)	0.06	0.09		0.13	0.20	0.22
Net realized and unrealized gain/(loss) on investments	0.78	(0.18	)(2)	1.21	3.27	1.03
Total Income/(Loss) from Investment Operations	0.84	(0.09)		1.34	3.47	1.25
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.06)	(0.10)		(0.17)	(0.20)	(0.28)
From net realized gains on investments	(0.69)	(3.55)		(5.74)	(3.94)	(1.61)
Total Distributions	(0.75)	(3.65)		(5.91)	(4.14)	(1.89)
Net Asset Value - End of Period	$6.33	$6.24		$9.98	$14.55	$15.22
Total Return	13.66%	0.79%		8.79%	23.43%	9.16%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$15,614	$13,654		$13,480	$13,129	$32,311
Ratio of expenses to average net assets	0.97%	0.98%		0.87%	0.80%	0.77%
Ratio of net investment income to average net assets	1.00%	1.11%		0.98%	1.26%	1.46%
Portfolio turnover rate(3)	146%	155%		58%	48%	106%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Portfolio turnover is calculated at The Fund level.

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PRIVACY NOTICE

Congress enacted the Financial Services Modernization Act (the “Act”) that brought a number of changes to the financial services industry. The Act requires financial institutions to inform their customers and former customers how personal information about them is collected and disclosed. The policy below explains The Fund’s approach to the collection, use, retention and security of nonpublic personal information about you.

COLLECTION OF INFORMATION:

The nonpublic personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application, or we may have contacted you by telephone or mail for additional information.

RETENTION AND LIMITED SHARING:

We retain information about the investments you purchase, as well as transaction and payment history. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. Third parties that receive your nonpublic personal information from us are prohibited by agreement from using information about you except for the narrow purpose for which we gave it to them.

We do not sell client information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;
•	The Fund’s investment adviser; and
•	Regulatory or law-enforcement authorities.

CONFIDENTIALITY AND SECURITY:

We consider all information we have about you to be confidential. Your information is only to be handled in the manner described in this notice. We restrict access to information about you to those employees and authorized agents who need to know that information in order to provide products and services to you. Each of these employees and authorized agents is bound by this privacy policy. We maintain physical, electronic and procedural safeguards that comply with federal standards to maintain the confidentiality of your nonpublic personal information.

PN-1

Adviser

Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

CUSTODIAN

The Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

 TRANSFER, REDEMPTION,
AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Ave. Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL

Pascual LLC
Tower Place 100
3340 Peachtree Road, N.E.
Suite 1690
Atlanta, GA 30326

The Investment Company Act File No. is 811-08659

FOR MORE INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about The Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this Prospectus. This means that the SAI is legally a part of this Prospectus.

Additional information about The Fund’s investments is available in The Fund’s Annual and Semi-Annual Reports to shareholders. In The Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected The Fund’s performance during its last fiscal year.

You can obtain more information about The Fund and a copy of The Fund’s SAI, Annual or Semi-Annual Reports to shareholders by request and without charge by contacting The Fund at 1-800-936-FUND (3863) or by writing to The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or on The Fund’s website at http://www.henssler.com.

Information about The Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about The Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Investment Company Act File No. is 811-08659.

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2017

THE HENSSLER EQUITY FUND

Investor Class Shares: HEQFX
Institutional Class Shares: HEQCX

each, a portfolio of
THE HENSSLER FUNDS, INC.
3735 Cherokee Street
Kennesaw, Georgia 30144
 Telephone No.  (770) 429-9166

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated August 28, 2017 for The Henssler Equity Fund (“The Fund”), copies of which may be obtained by writing to The Henssler Funds, Inc., P.O. Box 8796, Denver, CO 80201, by calling 1-800-936-FUND (3863), or by visiting The Fund’s website at http://www.henssler.com.

The Financial Statements of The Fund have been incorporated by reference to The Fund’s most recent Annual Report.  The Annual Report is available, without charge, upon request by calling the toll-free number provided above. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.

TABLE OF CONTENTS

THE FUND	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	1
Investments in Small- and Mid-Sized Companies	1
Investments in Sectors	2
Investments in Foreign Securities	2
Portfolio Turnover	3
Temporary Defensive Position	3
Repurchase Agreements	3
INVESTMENT RESTRICTIONS	4
PORTFOLIO HOLDINGS	5
MANAGEMENT OF THE FUND	6
BOARD OF DIRECTORS	6
DIRECTOR COMPENSATION	7
INFORMATION CONCERNING OUR BOARD OF DIRECTORS	8
BOARD COMMITTEES	10
DIRECTOR SHARE OWNERSHIP	11
CODE OF ETHICS	12
ADVISORY AND ADMINISTRATION ARRANGEMENTS	12
ADVISORY AND OPERATING SERVICE AGREEMENTS	12
ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT	13
DISTRIBUTOR	14
ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS	14
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	16
GENERAL	16
RESEARCH SERVICES	16
OVER-THE-COUNTER TRANSACTIONS	16
POTENTIAL CONFLICTS	16
DETERMINATION OF NET ASSET VALUE	17
PURCHASE OF SHARES	17
Automatic Investment Plans	18
Written Shareholder Inquires	18
THE DISTRIBUTOR	18
REDEMPTION OF SHARES	18
Redemption By Mail or Telephone	19
SHAREHOLDER SERVICES	20
Investment Account	20
Reinvestment of Dividends and Capital Gains Distribution	20
MARKET TIMING ARRANGEMENTS	20
DIVIDENDS, DISTRIBUTIONS AND TAXES	21
GENERAL INFORMATION	23
Description of Shares	23

Indemnification of Officers and Directors	23
Principal Shareholders	23
Control Persons	24
Independent Registered Public Accounting Firm	25
Custodian	25
Transfer, Redemption, and Dividend Disbursing Agent	25
Legal Counsel	25
Reports To Shareholders	25
Additional Information	25
FINANCIAL STATEMENTS	25

THE FUND

The Henssler Equity Fund (“The Fund”) is the only portfolio of The Henssler Funds, Inc., a no-load, diversified, open-end management investment company incorporated under the laws of the State of Maryland on February  12, 1998.  Henssler Asset Management, LLC is The Fund’s investment adviser (the “Adviser”).

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “Summary Section” and “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings Information” in the Prospectus for a discussion of the principal investment strategies, objectives, policies and risks of The Fund.  Set forth below is certain further information relating to The Fund.

The Fund’s investment objective is to seek growth of capital.  The Fund’s investment strategy is to emphasize long-term capital appreciation and safety of principal.

The Fund may also invest in securities of other investment companies, subject to the limits and restrictions contained in, and the rules and regulations promulgated under, the Investment Company Act of 1940, as amended (the “Investment Company Act”).  In the event that The Fund invests in other investment companies, such investments would be for cash management purposes.  Please see the section entitled “Temporary Defensive Position” on page 3 for a list of investments that The Fund may make to protect its share value against sustained market down cycles or adverse extraordinary circumstances.

The Fund is diversified, which means that The Fund may not, as to 75% of its assets, purchase securities of any one issuer, other than securities issued or guaranteed by the United States government, if immediately after such purchase more than 5% of The Fund’s total assets would be invested in securities of such issuer or The Fund would own 10% or more of the outstanding voting securities of such issuer.  The Fund will not invest more than 25% of its assets in a particular industry sector.  The Fund will not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

INVESTMENTS IN SMALL- AND MID-SIZED COMPANIES.  Although The Fund invests in companies of all sizes, i.e., large (annual revenues generally over $5 billion), medium (annual revenues generally between $1 billion and $5 billion), and small (annual revenues generally under $1 billion), there may be times when The Fund is significantly invested in small- and mid-sized companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors.  In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases.  Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

On the other hand, the smaller companies in which The Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions.  In addition, small- and mid-sized companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small- and mid-sized companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS.  Although The Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, The Fund is permitted to invest up to 25% of its assets in a particular industry sector.  Sector markets, like the national economy as a whole, tend to be cyclical.  Significant product development or favorable regulatory change in a particular sector may rapidly result in a substantial upswing in that sector’s sales and profits and corresponding increases in the stock prices of the sector’s companies.  By investing a substantial percentage of The Fund’s assets in a particular sector, the Adviser will attempt to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector’s economy.  For example, unexpected declines in demand, adverse regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy.  If The Fund is substantially invested in a particular sector which experiences an unanticipated decline, The Fund’s performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES.  The Adviser may invest up to 20% of The Fund’s total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies.  By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments.  Canadian securities, however, are not considered by the Adviser to have the same risks as other nations’ securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as The Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of The Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although The Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

As one way of managing foreign currency exchange rate risk, The Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).  These contracts are usually entered into in order to fix the U.S. dollar value of a security which The Fund has agreed to buy or sell, but which will not settle until some time in the future.  These contracts may also be used to hedge the U.S. dollar value of a security already owned by The Fund (position hedging), particularly if a decrease in the value of the currency in which the foreign security is denominated is expected.  This method of protecting the value of The Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange, which The Fund may rely upon at a predetermined future point in time.

The Adviser seeks to benefit The Fund when using forward contracts, although the Adviser may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar.  The Fund may, therefore, incur a gain or a loss on a forward contract.  A forward contract may help reduce The Fund’s losses on a security when a foreign currency’s value decreases but it may likewise reduce the potential gain on a security if the foreign currency’s value increases.

PORTFOLIO TURNOVER.  The Adviser manages The Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for The Fund if implementation of The Fund’s investment strategy or a temporary defensive position results in frequent trading. Portfolio turnover results from a change of the securities held by The Fund and involves expenses to The Fund in the form of brokerage commissions and other transaction costs.  Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders.  Although the rate of portfolio turnover will not be a limiting factor when the Adviser deems change appropriate and in the best interest of The Fund’s shareholders, the relatively low turnover rate anticipated in The Fund may benefit The Fund and its shareholders in the form of lower capital expenses and lower taxable distributions.  The portfolio turnover rates for the fiscal years ended April  30,  2015, 2016 and 2017 were 58%, 155%, and 146% respectively. The increase in turnover rate between fiscal year 2015 and fiscal years 2016 and 2017 were primarily caused by a shift in The Fund’s investment philosophy from large cap holdings to small- and mid-cap holdings.  The Advisor does not anticipate that these rates will continue at elevated rates in future years as the planned transition is complete.
TEMPORARY DEFENSIVE POSITION.  Under extraordinary circumstances or to attempt to protect The Fund from significant down cycles in the stock market, The Fund may invest in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities.  The Fund will limit its investments in corporate bonds and notes to those which are considered investment grade (generally, bonds and notes that have received a rating from Standard  & Poor’s Corporation of “BBB” or better or from Moody’s Investors Service, Inc. of “Baa” or better) at the time of their purchase.

The Fund’s investments in fixed income securities will generally be subject to both credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due.  Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates.  Generally, as interest rates rise, the market value of fixed income securities will fall.  Conversely, as interest rates fall, the market value of fixed income securities will rise.  Fluctuations in market value do not affect the interest income from the securities, but are reflected in The Fund’s net asset value.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral equal in value or market price to at least 102% of the amount of their repurchase obligation.  In a repurchase agreement, The Fund purchases a security from a seller, which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount, which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, The Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by The Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven  (7)  days are considered by The Fund to be illiquid.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of The Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i)  67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii)  more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, The Fund.

The Fund may not:

1.
As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, if immediately after such purchase more than 5% of The Fund’s total assets would be invested in securities of such issuer or The Fund would own 10% or more of the outstanding voting securities of such issuer.

2.	Invest 25% or more of its total assets in the securities of issuers in any particular Standard & Poor’s 500 industry sector.

3.	Issue senior securities, except as permitted under the Investment Company Act.

4.	Make investments for the purpose of exercising control or management.

5.
Purchase or sell real estate or interests in real estate, including real estate limited partnerships; PROVIDED, HOWEVER, that The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.
Purchase or sell commodities or commodity contracts, including future contracts, provided however that The Fund may enter into foreign currency exchange contracts as described above under “Investments in Foreign Securities.”

7.	Purchase any securities on margin, except that The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.
Make loans to other persons; provided, however, that, for purposes of this restriction, the term “loan” does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers’ acceptances or repurchase agreements.

9.
Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

10.
Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by The Fund except as may be necessary in connection with borrowings mentioned in nine  (9)  above, and then such mortgaging, pledging or hypothecating may not exceed 10% of The Fund’s total assets, taken at market value.

11.
Invest more than 10% of The Fund’s total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

12.	Underwrite securities of other issuers except insofar as The Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

13.	Write, purchase or sell puts, calls or combinations thereof.

14.
Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; PROVIDED, HOWEVER, that The Fund may purchase or sell securities of entities which invest in such programs.

PORTFOLIO HOLDINGS

The Board of Directors has adopted policies to govern the circumstances under which disclosure regarding securities held by The Fund and disclosure of purchases and sales of such securities, may be made to shareholders of The Fund or other persons.  These policies include the following:

o
Public disclosure regarding The Fund’s portfolio securities is made quarterly through The Fund’s Form N-Q and Semi-Annual and Annual Reports (the “Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by The Fund.

o
Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of the portfolios, may be disclosed to independent third party fund reporting services and rating and ranking organizations (e.g., Lipper or Morningstar) in accordance with the requirements of such third parties for use in connection with their rating or ranking of The Fund. Such information shall either be delivered no earlier than the date of posting as set forth below, or such third party reporting service must execute a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. In addition, the policy relating to disclosure of The Fund’s holdings of portfolio securities does not prohibit: (i)  disclosure of information to The Fund’s investment adviser or to other service providers, including but not limited to The Fund’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which The Fund purchases and sells portfolio securities; and (ii)  disclosure of holdings of or transactions in portfolio securities by The Fund that is made on the same basis to all Fund shareholders.

o
Any arrangements to disclose information about The Fund’s portfolio securities before public disclosure requires the approval of the Chief Compliance Officer (The Fund does not have any such arrangement as of December  31, 2016).  In determining whether to approve such an arrangement, the Chief Compliance Officer may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of The Fund, and whether the arrangement will adversely affect The Fund or its shareholders.  The Chief Compliance Officer shall inform the Board of Directors of any special portfolio holdings disclosure arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval.

o
Neither The Fund’s investment adviser nor The Fund (or any affiliated person, employee, officer, trustee or director of the investment adviser or The Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by The Fund.

Disclosure of Portfolio Holdings of Fund on Public Website: The Fund discloses all portfolio holdings quarterly in its public filings and also discloses The Fund’s top ten (10) holdings quarterly on the Adviser’s public website (currently http://www.henssler.com/fund-allocations-holdings).  The Fund generally discloses holdings quarterly with a 30-calendar day lag.

Removal of Portfolio Holdings Information from Website: The information disclosed as set forth above will typically remain on the public website until the last calendar day of the month after the date to which the data relates, at which time it will be permanently removed from the site. For example, holdings information released on July 31st that relate to June 30th holdings will be available until August 31st.  If the last calendar day does not fall on a business day, the portfolio holdings typically shall be removed on the last business day before the last calendar day. Such timing shall correspond to the schedule by which the new portfolio holdings are posted.

Adviser employees that are access persons under The Fund’s and Adviser’s Codes of Ethics have access to portfolio holdings on a regular basis.  The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading.  Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Directors.

Notwithstanding the foregoing, there is no guarantee that The Fund’s policies on use and dissemination of holdings information will protect The Fund from the potential misuse of holdings by individuals or firms in possession of such information.

MANAGEMENT OF THE FUND

Reference is made to “Management of The Fund” in the Prospectus.  Set forth below is further information about The Fund’s management.

BOARD OF DIRECTORS

The Company is governed by a Board of Directors, which is responsible for protecting the interests of The Fund’s shareholders.  The members of the Board of Directors are experienced executives who meet throughout the year to oversee the Company’s activities, review the Company’s contractual relationships with service providers, and review the performance of The Fund.

The Board of Directors is responsible for the overall management of the Company, including general supervision of The Fund’s investment activities.  The officers who administer The Fund’s daily operations are appointed by the Board of Directors.  The current Directors and principal officers of the Company, their addresses, and their principal occupations for the past five years are set forth below.  The “interested persons” of the Company, as defined by the Investment Company Act, are designated below.

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
INDEPENDENT DIRECTORS
Robert E. Nickels (1943)	Director	Indefinite Term, Since 2002	Retired.	1	None.
Joseph W. Owen (1961)	Director	Indefinite Term, Since 2004	Vice President, Sybase Inc.	1	None.
Dr. Kathy S. Schwaig (1962)	Director	Indefinite Term, Since 2017	Dean, Kennesaw Business School	1	None.
INTERESTED DIRECTORS AND OFFICERS
Gene W. Henssler, Ph.D. (1940) [2]	President and Director	Indefinite Term, Since 1998	President, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	1	None.
Patricia T. Henssler, C.P.A. [2] (1954)	Executive Vice President, Treasurer and Director	Indefinite Term, Since 1998	Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC; Member, Henssler Asset Management, LLC.	1	None.
William G. Lako, Jr., CFP® (1970)	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	N/A
Christopher E. Reeves, Esq. (1971)	Chief Compliance Officer	Indefinite Term, Since 2007	Attorney, Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC.	N/A	N/A

[1]	Address: 3735 Cherokee Street, Kennesaw, Georgia, 30144.

[2]	Dr. Gene Henssler and Patricia Henssler are “interested persons” of the Company as defined under the Investment Company Act, because of their positions with the Adviser; they are related by marriage.

DIRECTOR COMPENSATION

The Adviser, under an Operating Services Agreement, pays each interested Director an annual fee of $3,000 per year, and effective June 8, 2011, The Fund pays each Independent Director an annual fee of $12,000 per year, together with the Directors’ actual out-of-pocket expenses relating to attendance at meetings.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The amount that The Fund paid each Director during the fiscal year ended April  30, 2017, is shown in the compensation table below.

Director	Aggregate Compensation from Fund	Total Compensation from Fund Complex Paid to Directors
INTERESTED DIRECTORS
Gene W. Henssler, Ph.D.	$0	$0
Patricia T. Henssler, C.P.A.	$0	$0
INDEPENDENT DIRECTORS
Robert E. Nickels	$12,000	$12,000
Joseph W. Owen	$12,000	$12,000

The Company does not offer its Directors a pension or retirement plan.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

The Role of the Board

The Board of Directors (the “Board”) of the Company provides oversight of the management and operations of The Fund.  Like all mutual funds, the day-to-day responsibility for the management and operation of The Fund is the responsibility of various service providers to The Fund, such as The Fund’s Adviser, Distributor, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Company and/or The Fund and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Company, with responsibility to monitor and report to the Board on The Fund’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding The Fund’s operations.  The Board has appointed a Chief Compliance Officer who administers The Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with Company officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of The Fund and its oversight role does not make the Board a guarantor of The Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established one standing committee, an Audit Committee, which is discussed in greater detail below under “Board Committees.”  The Audit Committee also serves as the Company’s Qualified Legal Compliance Committee (the “QLCC”).  A majority of the members of the Board are not “interested persons,” as defined by the Investment Company Act, of the Company (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates.  The Audit Committee is comprised entirely of Independent Directors.  The Board has neither appointed a Chairman nor a lead Independent Director, so that each of the Directors provide equal oversight of the Company.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics of The Fund.  The Board reviews its structure annually.  The Board has also determined that the structure, function and composition of the Audit Committee, which also serves as the Company’s QLCC, are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i)  meeting with the Company’s Treasurer and with The Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of The Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii)  reporting to the Board as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of the Company in light of The Fund’s business and structure.  Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  Each of the Directors has served on the Board of the Company for several years.  They therefore have substantial board experience and, in their service to the Company, have gained substantial insight as to the operation of The Fund and have demonstrated a commitment to discharging their oversight responsibilities as Directors.  The Board annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and individual Directors is reviewed.  In addition to the information provided above, below is certain additional information concerning each particular Director and certain of their Director Attributes.  The information provided below, and above, is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Company.

Robert E. Nickels – Independent Director

Robert E. Nickels has been serving an indefinite term as an Independent Director of the Company since 2002.  Mr.  Nickels is currently retired.  Mr.  Nickels’ previous employment includes being the director of two Fortune 500 companies and the CEO of a billion-dollar enterprise.  Through his work, Mr.  Nickels participated in several acquisitions and one merger.  He has served as a board member of a charitable foundation and as a Red Cross volunteer.  Mr.  Nickels holds a Bachelor of Science and an MBA from Michigan State University and an SEP from Leland Stanford Jr. University.  The Board of Directors believes that Mr.  Nickels’ experience in business and familiarity with financial reports and board operations benefits the Company.

Joseph W. Owen – Independent Director

Joseph W. Owen has been serving an indefinite term as an Independent Director of the Company since 2004.  Mr.  Owen is currently Vice President of Engineering at Sybase.  Previously he was Chief Technical Officer of XcelleNet.  Mr.  Owen has worked in the computer software business for 25 years and has held several senior management positions.  The Board of Directors believes that Mr.  Owen’s valuable insight in technology is useful to both understanding long-term trends in the technology industry and to internal technology used by the Company.

Dr. Kathy S. Schwaig – Independent Director

Dr. Schwaig is serving an indefinite term as an Independent Director of the Company since her election on May 23, 2017.  Dr. Schwaig is currently the Dean of the Michael J. Coles College of Business at Kennesaw State University. She has worked in higher education for thirty years, holding various administrative and leadership positions. She also served as a consultant in the information systems industry.  Dr. Schwaig holds a BBA in accounting, a MBA in information systems from Baylor University and a Ph.D. in information systems from the University of South Carolina. The Board believes that Dr. Schwaig’s valuable experience in accounting, governance and administration, and in the information technology fields benefits the Company.

Gene W. Henssler, Ph.D. – Director and Officer

Gene W. Henssler, Ph.D., has been serving an indefinite term as a Director of the Company since 1998.  He is the President and Chief Investment Officer of G.W. Henssler  & Associates, Ltd. and Henssler Asset Management, LLC both federally registered investment advisers.  Dr.  Henssler is responsible for the overall direction of the firm, which offers financial advice and portfolio management to individual, corporate and institutional clients.  Dr.  Henssler founded G.W. Henssler  & Associates in March  1987 at the urging of friends and acquaintances who sought his counsel and advice for investing their money.  In 1998, Dr.  Henssler started Henssler Asset Management, LLC to serve as the investment adviser for The Henssler Equity Fund that was introduced to the market place that same year.  Prior, Dr.  Henssler earned both his Master of Business Administration and doctorate in finance at the University of Michigan.  He taught at Georgia State University, University of Toledo and Grand Valley State University in Michigan.  In 1986 he became a Professor of Finance at Kennesaw State University, retiring in 1996.  Dr.  Henssler holds the title of Professor Emeritus of Finance at Kennesaw State University.  The Board believes that Dr.  Henssler’s vast experience as both an investment adviser and a professor and his familiarity with the financial services industry benefits the Company.

Patricia T. Henssler, C.P.A. – Director and Officer

Patricia T. Henssler, C.P.A., has been serving an indefinite term as a Director of the Company since 1998.  She is the Principal in P.T. Henssler, C.P.A., LLC, a public accounting firm.  It is affiliated with the Tax  & Accounting Division of The Henssler Financial Group.  Ms.  Henssler’s previous background includes two assistant professor positions at both Grand Valley State College in Michigan and Morris Brown College in Atlanta, Georgia.  She was also Senior Staff Tax Accountant with Bennett Thrasher, P.C.  Ms.  Henssler received her Bachelor’s of Business Administration from the University of Toledo, her Master’s of Business Administration from Michigan State University, and attended Kennesaw State University for credits necessary for Certified Public Accountancy.  The Board believes that Ms.  Henssler’s vast experience as both a Certified Public Accountant and a professor and her familiarity with the financial services industry benefits the Company.

BOARD COMMITTEES

The Company has established two standing committees and the membership of each committee to assist in its oversight of the risks the Company faces: the Audit Committee and the QLCC.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Company’s committee structure is specifically not intended or designed to prevent or mitigate The Fund’s investment risks.  The purpose of the Audit Committee is to assist the Board in monitoring (i)  the integrity of The Fund’s financial statements and financial reporting, (ii)  the compliance by The Fund with legal and regulatory requirements, (iii)  the independence and performance of The Fund’s external accountants, and (iv)  the performance of The Fund’s internal audit function.

The Audit Committee was established in December  2003, and met twice during the fiscal year ended April  30, 2017.  The Audit Committee is currently composed of the Independent Directors.

The Audit Committee also serves as the QLCC for the Company for the purpose of compliance with Rules 205.2(k) and 205.3(c)  of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the U.S. Securities and Exchange Commission (the “SEC”) on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Company, The Fund, or by any officer, director, employee, or agent of the Company, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b)  (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC meets as needed.  During the fiscal year ended April  30, 2017, the QLCC did not meet.

DIRECTOR SHARE OWNERSHIP

The table below shows the dollar range of Fund shares that each Director beneficially owned as of December  31, 2016.

Director	Dollar Range of Equity Securities in The Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
INTERESTED DIRECTORS
Gene W. Henssler, Ph.D.	Over $100,000	Over $100,000
Patricia T. Henssler, C.P.A.	Over $100,000	Over $100,000
INDEPENDENT DIRECTORS
Robert E. Nickels	$50,001-$100,000	$50,001-$100,000
Joseph W. Owen	$10,001-$50,000	$10,001-$50,000

During the two most recently completed calendar years:

o
No Independent Director or member of his immediate family owned of record or beneficially any interest in the Adviser, The Fund’s distributor, or any person controlling, controlled by, or under common control with the Adviser or distributor.

o
No Independent Director or member of his immediate family has had any direct or indirect material interest in, or relationships or transactions with: (1)  the Adviser, the distributor, or officers of the Adviser or distributor; (2)  The Fund or any officer of The Fund; (3)  any person controlling, controlled by, or under common control with the Adviser or distributor or any officer of such person.

o
No Independent Director has served on a board with an officer of the Adviser or distributor or with an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or distributor.

CODE OF ETHICS

The Fund, its Adviser, and its distributor, ALPS Distributors, Inc. (“ADI” or “Distributor”), have adopted codes of ethics.  The Fund’s and Adviser’s Code of Ethics (the “Code”) permits access persons to purchase and sell securities for their own accounts, including securities that may be purchased or held by The Fund.  Personal securities transactions of access persons and persons in their immediate households are subject to preclearance by designated persons under the terms of the Code.  Access persons must also comply with transaction reporting requirements that are set forth in the Code.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to “Fund Management” in the Prospectus for certain information concerning the management and Advisory arrangements of the Company.

ADVISORY AND OPERATING SERVICE AGREEMENTS

The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Company to provide investment management services to The Fund.  In addition to the Advisory Agreement, the Adviser has entered into an Amended and Restated Operating Services Agreement (the “Services Agreement”) with the Company to provide, or make arrangements for the provision of, virtually all day-to-day operational services to The Fund.

In determining whether to renew the Advisory Agreement, the Directors reviewed The Fund’s performance and compared the advisory fees paid by certain comparable funds to The Fund’s advisory fee.  The Directors also recognized that the substantial resources that the Adviser devoted to The Fund were in large part subsidized by the Adviser’s other businesses.  The Directors also noted that the Adviser earns only a modest profit from its relationship with The Fund, and recognized the extremely high quality staff the Adviser has dedicated to The Fund.  A discussion regarding the basis for the Directors’ decision to renew the Advisory Agreement is included in The Fund’s Semi-Annual Report for the period ended October  31, 2016.

Gene W. Henssler, Ph.D. a portfolio manager of The Fund, and Patricia T. Henssler, C.P.A. both affiliated persons of The Fund and the Adviser, control the Adviser through their ownership of the Adviser.

As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreement empower the Adviser, subject to the Board of Directors of the Company, to manage The Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of The Fund.  The Adviser has entered into several agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services to The Fund.  The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the total expenses of The Fund, excepting brokerage interest, taxes, litigation, annual fees paid to the Independent Directors and their related expenses, fees and expenses of legal counsel for the Independent Directors, certain insurance policy premiums, a portion of the salary of the Company’s Chief Compliance Officer and other extraordinary expenses, at an annual rate of 1.20% and 0.70% of the daily net asset value of The Fund for the Investor Class shares and the Institutional Class shares, respectively.

For the fiscal years ended April  30, 2015, 2016 and 2017, The Fund paid the Adviser $426,350, $255,125 and $213,640 respectively, for its services under the Advisory Agreement.

PROXY VOTING.  The Adviser votes proxies on behalf of The Fund with respect to portfolio securities.  All proxy statements received on behalf of The Fund are reviewed by an investment manager or analyst.  After completing the review, such investment manager or analyst highlights any unusual or controversial issues, and recommends a vote (or abstention) on each issue presented.  Proxy voting decisions are made by the Adviser’s Proxy Policy Committee, which consists of two or more members appointed by the Board of Managers of the Adviser.  The Proxy Policy Committee will make all proxy voting decisions on a case by case basis, taking into account the best interests of The Fund and its shareholders.  The Adviser’s proxy voting policies are attached hereto as Appendix B.

In the event that a conflict arises between the interests of The Fund shareholders and those of the Adviser, or its affiliates, in connection with voting proxies, such conflict will be disclosed to an Independent Director of The Fund.  The Adviser will propose to such Independent Director the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner.  In the event the Independent Director does not consent to such manner of voting, the Adviser will vote the proxy in the manner directed by such Independent Director.

Information regarding how the Adviser voted proxies relating to Fund portfolio securities on behalf of The Fund during the most recent 12 month period ended June  30 is available without charge upon request by calling 1-800-936-3863, or on the SEC’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT

Pursuant to a Fund Accounting and Administration Agreement, a Transfer Agency and Services Agreement and a Transfer Agent Interactive Client Services Agreement, (collectively, the “ALPS Agreements”), ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as The Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Accounting and Administration Services agreement, ALPS acts as The Fund’s administrator and accounting agent and performs the following services: assists The Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for The Fund; assists The Fund with quarterly Board of Director meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for The Fund; provides assistance with audits of The Fund; monitors expense accruals; reports performance and related information to The Fund and outside agencies; assists The Fund to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for The Fund; computes net asset value of The Fund; transmits to NASDAQ The Fund’s daily value and price; maintains and keeps current all books and records of The Fund as required by Section 31 of the Investment Company Act and the rules thereafter in connection with ALPS duties; reconciles cash and investment balances; provides The Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for The Fund; reviews and updates The Fund’s Registration Statement; provides legal review of The Fund’s Semi-Annual Reports, Annual Reports  & Form NSARs; coordinates EDGARization and filings for The Fund; reviews The Fund’s legal contracts and oversees the code of ethics reporting.

Under the Transfer Agency and Services Agreement, ALPS has, among other things, agreed to: (a)  issue and redeem shares of The Fund; (b)  make dividend and other distributions to shareholders of The Fund; (c)  effect transfers of shares; (d)  mail communications to shareholders of The Fund, including account statements, confirmations, and dividend and distribution notices; and (e)  maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives an annual minimum fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Under the Interactive Client Services Agreement, ALPS provides The Fund with the use of ALPS interactive client services to provide The Fund’s shareholders with access to shareholder account information and real-time transaction processing capabilities in accordance with the terms of the Agreement.

For the fiscal years ended April  30, 2015, 2016 and 2017, ALPS received $528,426, $290,435, and $226,262 respectively, for its services under the ALPS Agreements.

Pursuant to the Services Agreements between the Company and the Adviser, the Adviser will pay all of the fees under the ALPS Agreements.

DISTRIBUTOR

ADI, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of The Fund’s shares pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by ADI as agent of The Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of The Fund’s shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.

The Fund offers its shares to the public on a continuous basis.  For information on the purchase and redemption of Fund shares, see “Purchase of Shares” below.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Gene W. Henssler, Ph.D., William G. Lako, Jr., CFP®, and Troy L. Harmon, CFA (the “Investment Committee”) are jointly and primarily responsible for the day-to-day portfolio management of The Fund.  They are supported by a group of research analysts and other members of The Fund’s investment staff.

Other Accounts Managed.  Set forth below is a table showing the numbers and asset values of other accounts managed by the Investment Committee in the categories shown:

	Number of Other Registered Investment Companies Managed (assets in millions)	Number of Other Pooled Vehicles Managed (assets in millions)	Number of Other Accounts Managed (assets in millions)
Gene W. Henssler, Ph.D.	0 ($0)	0 ($0)	3,615 ($1,648)*
William G. Lako, CFP®	0 ($0)	0 ($0)	3,615 ($1,648)*
Troy L. Harmon, CFA	0 ($0)	0 ($0)	3,615 ($1,648)*

*	All accounts managed by the Adviser and its affiliates as of July 31, 2017.

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account”).  The Investment Committee does not manage Accounts (other than The Fund) directly, but do supervise the portfolio managers responsible for the Accounts and manage a model portfolio (the “Model”) that the portfolio managers of the Adviser and G.W. Henssler  & Associates, Ltd. (“G.W. Henssler”) use in making purchase and sale decisions for the Accounts.

In general, Accounts managed by the Adviser and by G.W. Henssler focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as the Adviser’s portfolio managers must allocate time and investment ideas across these different Accounts.  The Investment Committee’s management of the Model may affect The Fund and the other Accounts as transactions carried out in the Model indirectly influence the management of the Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Dr.  Henssler directs transactions for The Fund or the Model that may adversely impact the value of securities held by the Accounts.  Securities selected for the Model or for Accounts other than The Fund may outperform the securities selected for The Fund from time to time.

With respect to securities transactions for The Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  The Adviser has adopted a policy that permits the aggregation of trades (each, a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Although Investment Committee members generally do not trade securities in their personal accounts, the Adviser and The Fund have adopted a code of ethics that, among other things, permits personal trading by employees (including the Adviser’s portfolio managers) under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, IPOs or similar limited investment opportunities.  However, to the extent that the Investment Committee recommends a limited investment opportunity for The Fund or the Model, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

Compensation.  Each Investment Committee member is paid a base salary, and is eligible to participate in the Adviser’s retirement plan arrangements.  Dr.  Henssler is also eligible to receive bonuses based on the performance of all of the Adviser’s Accounts, including, without limitation, The Fund.  Dr.  Henssler, as the principal and a 74.577% owner of the Adviser, and Mr. Lako, as a 7.796% owner of the Adviser also participate in the profits of the Adviser after all expenses are paid.  Since profits are expected to increase as assets increase, Dr.  Henssler and Mr. Lako are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of The Fund) increase.

Ownership of Securities.  The dollar value of the shares of The Fund beneficially owned by Dr.  Henssler is over $1,000,000.

The dollar value of the shares of The Fund beneficially owned by Mr. Lako is between $500,000 and $1,000,000.

Mr. Harmon does not own any shares of The Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Directors of the Company, the Adviser is responsible for The Fund’s portfolio decisions, the placing of The Fund’s portfolio transactions and the negotiation of the commissions to be paid on such transactions.  In executing such transactions, the Adviser will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to The Fund and involving commission rates which are reasonable in relation to the value of the transaction.

GENERAL

The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities.  The Adviser will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  The Adviser will` also consider the research services which the broker or dealer has provided to the Adviser relating to the security involved in the transaction and/or to other securities.  For the fiscal years ended April  30, 2015, 2016, and 2017, The Fund paid $80,299,  $76,231 and $83,080 respectively, in brokerage fees.

RESEARCH SERVICES

Under Section 28(e)  of the Securities Exchange Act of 1934 and its Advisory Agreement with the Company, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, if the Adviser determines in good faith that the amount of such transactions cost is reasonable in relation to the value of brokerage and/or research services provided by the broker.  These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than The Fund and not all such services may be useful to the Adviser in connection with The Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to The Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by The Fund.

OVER-THE-COUNTER TRANSACTIONS

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange-listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

POTENTIAL CONFLICTS

The Fund may have investment objectives and strategies similar to those of other clients of the Adviser.  Accordingly, securities held by The Fund may also be held by other clients of the Adviser and the Adviser may find it desirable to purchase or sell the same security for The Fund and another client of the Adviser at the same time.  Similarly, due to differing investment objectives or strategies, the Adviser may find it desirable to purchase a security for The Fund at the same time that the Adviser wishes to sell the security for another of the Adviser’s clients, or vice versa.  In either of the foregoing circumstances, transactions in the securities will be made, insofar as feasible, for The Fund and the Adviser’s other clients in a manner deemed equitable to all.

DETERMINATION OF NET ASSET VALUE

The Fund’s share price is determined based upon net asset value (“NAV”).  The Fund calculates NAV at approximately 4:00 p.m., Eastern Time, each day that the New York Stock Exchange (“NYSE”) is open for trading.  The New York Stock Exchange is not open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by The Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by The Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Adviser, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price.  Valuations of fixed income securities are supplied by independent pricing services approved by the Company’s Board of Directors.  Money market securities with a remaining maturity of sixty  (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty  (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded sixty  (60) days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

PURCHASE OF SHARES

Reference is made to “Purchase of Fund Shares” in the Prospectus.  Set forth below is further information about the purchase of shares of The Fund.  Shares of The Fund are continuously offered at net asset value, and The Fund does not impose any sales charges on purchases of Fund shares.

For Investor Class shares, the minimum initial investment in The Fund is generally $2,000 and the minimum subsequent investment is $200.  The minimum initial investment for an Individual Retirement Account (“IRA”), other tax-deferred retirement account, including accounts with plans administered under Sections 401(k) and 403(b)  of the Internal Revenue Code of 1986, as amended, or an account under the Uniform Gift to Minors Act is $1,000, with minimum subsequent investments of $100.  The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month.

For Institutional Class shares, the minimum initial investment in The Fund is $1,000,000.  There is not a subsequent investment minimum.

Orders for the purchase of shares of The Fund placed directly with The Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”) by an investor are executed at their next determined net asset value after receipt in proper form by the Transfer Agent. The Fund has authorized one or more brokers (or other financial intermediaries) to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on The Fund’s behalf.   Customer orders will be priced at The Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.  Shares are eligible to receive dividends the day they are purchased.  For further information regarding net asset value, see “Additional Information-Determination of Net Asset Value.”  The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.  For initial and subsequent investments, shares of The Fund may be purchased by sending a check payable to “The Henssler Equity Fund,” together with a completed Application to:

Regular Mail The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	Overnight Delivery The Henssler Equity Fund c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Shareholders should be aware that purchases and redemptions mailed to The Fund at its address in Georgia will not be effected until received by the Transfer Agent at the address listed above.  Investments in The Fund may also be made through brokerage firms and institutions.  However, investors who place their orders through a broker-dealer may be charged a fee for the broker-dealer’s services.  No such charge will be imposed on an investor who purchases Fund shares directly from The Fund as described above.

AUTOMATIC INVESTMENT PLANS.  To set up an Automatic Investment Plan to invest a specific amount of money in The Fund on a regular basis, complete the appropriate section of the Account Application to authorize the Transfer agent to automatically debit your bank account accordingly.  Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month.  If the 15th falls on a weekend or holiday, the account will be debited on the previous business day.

Requests to modify or discontinue an Automatic Investment Plan must be received by the Transfer Agent in writing fifteen  (15) days prior to the next scheduled debit date.  Please call The Fund at 1-800-936-3863 to inquire about the Automatic Investment Plan.

WRITTEN SHAREHOLDER INQUIRIES.  Written shareholder inquiries may be directed to The Fund’s Transfer Agent at The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or by 1-800-936-FUND (3863).

THE DISTRIBUTOR

Shares of The Fund are continuously offered at net asset value.  The Company has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor.  Under the Distribution Agreement, the Distributor will distribute The Fund’s shares in exchange for a flat fee to be paid by the Adviser.

The Distribution Agreement will remain in effect from year to year if approved at least annually by (i)  the Distributor, (ii)  the Directors the Company or by a vote of a majority of the outstanding voting securities of The Fund, and in either case (iii)  by a majority of the Directors who are not “interested persons” of the Company or the Distributor.

REDEMPTION OF SHARES

Reference is made to “Redemption of Fund Shares” in the Prospectus for certain information as to the redemption of shares of The Fund.

REDEMPTION BY MAIL OR TELEPHONE.  Shares may be redeemed in writing or by telephone.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature may be required.  Shares are redeemed at their next determined net asset value after a redemption request in good order has been received by the Transfer Agent or, for redemptions through a broker, after the request has been received by the broker.  A request is deemed to be in good order if it has been signed by the account holder and is accompanied, where necessary, by a signature guarantee.

Shares may also be redeemed by telephone by calling toll-free 1-800-936-3863.  The Fund, through the Transfer Agent, has established procedures designed to confirm the authenticity of telephonic instructions, which procedures include requiring callers to establish their personal identity and limiting the mailing of telephone redemption proceeds to the address or bank account set forth on the Account Application.  Investors should understand that neither The Fund nor the Transfer Agent will be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption proceeds wired to a designated account at a shareholder’s request for amounts less than $10,000 will be reduced by a wire transfer fee (currently $10.00).  Certain institutional clients will not be charged this wire redemption fee.  Changes to the designated address or bank account must be made in writing and may be required to be accompanied by a signature guarantee from an eligible guarantor.

The Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions by the shareholder, the account of such shareholder has a value of less than $1,000.  Before The Fund exercises its right to redeem such shares, the shareholder will be given written notice of the proposed redemption and will be allowed ninety  (90) days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven  (7)  days only for periods during which trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of The Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of The Fund.

The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or one percent (1%) of the net assets of The Fund at the beginning of such period.  Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of The Fund.  If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Shareholder Information – Pricing of Fund Shares” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, The Fund will sell other portfolio securities at the discretion of the Adviser.  See “Shareholder Information - Redemption of Fund Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by The Fund at such time.  Shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer’s services.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT.  Each shareholder has an Investment Account and will receive statements from The Fund’s Transfer Agent after each transaction showing the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION.  Unless the Transfer Agent receives specific written instructions as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of The Fund.  Such reinvestment will be at the net asset value of shares of The Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they wish to change how they receive their dividend or capital gain distributions.  The Transfer Agent will effect such instructions within ten business days after their receipt.

MARKET TIMING ARRANGEMENTS

Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders.  These risks and harmful effects include the following:

•
An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing The Fund to maintain a higher level of cash than would otherwise be the case, or causing The Fund to liquidate investments prematurely; and

•	Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation.  As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders.  Historically, The Fund has not experienced excessive trading.  Many of The Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer The Fund as an investment option, which serves to minimize the potential for excessive trading or market timing.  The Board of Directors, in consultation with The Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of The Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for The Fund.  In general, The Fund considers frequent roundtrip transactions in an account to constitute excessive trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of The Fund within seven  (7)  days.  While there is no specific limit on roundtrip transactions, The Fund reserves the right to (i)  refuse any purchase order; or (ii)  restrict or terminate purchase privileges for shareholders, particularly in cases where The Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling seven-day period.  In any day where trading activity in Fund shares exceeds the one percent (1%) threshold, The Fund will analyze the activity to determine its nature and what action, if any, should be taken.

In determining the frequency of roundtrip transactions, The Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and The Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  For record holders, The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that The Fund suspects as disruptive trading.  The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because The Fund does not have simultaneous access to the underlying shareholder account information.  The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by The Fund, even if applicable shares are held longer than seven  (7)  days.  In addition, The Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act, the Distributor on behalf of The Fund, has or will enter into written agreements with each of The Fund’s financial intermediaries, under which the intermediary must, upon request, provide The Fund with certain shareholder and identity trading information so that The Fund can enforce its market timing and disruptive trading policies.  There is no guarantee that The Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of The Fund’s fiscal year.  See “Dividends, Distributions and Tax Matters” in the Prospectus for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of The Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of The Fund or received in cash.

The Fund qualifies and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If The Fund does not qualify, it generally will be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by The Fund in computing its taxable income.  Additionally, The Fund’s distributions would generally be taxable to shareholders as ordinary income.

Dividends paid by The Fund from its ordinary income, and distributions of The Fund’s net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income or qualified dividend income.  Dividends received by The Fund and properly reported when distributed that are qualified dividend income are eligible for the reduced maximum rate to individuals of 20%.  Ordinary income dividends may generally be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Distributions made from The Fund’s net realized long-term capital gains are generally taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares.  Generally, long-term capital gains are currently taxable at a maximum federal income rate of 15%, however, qualified dividends and long-term capital gains may be taxed at a maximum U.S. federal rate of 20% depending on your tax bracket. Upon redemption of Fund shares, a non-tax exempt investor generally will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed.  If the redemption by The Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed.  Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve (12) months or fewer, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve (12) months.  If, however, Fund shares were redeemed within six  (6)  months of their purchase by an investor, and if a capital gain dividend was paid with respect to The Fund’s shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on dividends, capital gains distributions and redemption payments (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with The Fund or who, to The Fund’s knowledge, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Dividends paid by The Fund from its ordinary income and distributions of The Fund’s net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and foreign entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  Non-resident aliens and foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general, on an October  31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.  If The Fund pays a dividend or distributions in January  which was declared in the previous October, November  or December  to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December  31 of the year it was declared and will be taxable to shareholders as if received on December  31.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect and is generally focused on the consequences to non-exempt investors.  The Code and these Treasury regulations are subject to change by legislative or administrative action possibly with retroactive effect.  Dividends and capital gain distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of The Fund might have.  Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of The Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in The Fund.

GENERAL INFORMATION

The Fund is the only portfolio of The Henssler Funds, Inc. (the “Company”), an open-end diversified management investment company incorporated under the laws of the State of Maryland on February  12, 1998.  The Company, on behalf of The Fund, has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act, which details the attributes of each class.  Currently, The Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares.

The Fund’s address is 3735 Cherokee Street, Kennesaw, Georgia 30144, and its telephone number is (770) 429-9166.

DESCRIPTION OF SHARES.  The Company has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, 100,000,000 shares of which have been classified as shares of common stock of The Fund.  The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Investment Company Act.  In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of The Fund’s assets after payment of debts and expenses.  Shareholders of The Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.  Shareholders’ voting rights can be modified only with the approval of the majority of The Fund’s outstanding shares.  In addition, shareholders have the right to remove Directors and are entitled to their pro rata share of The Fund’s distributions.  The Company’s Articles of Incorporation state that the Company reserves the right from time to time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding capital stock.  The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act, including with respect to the following matters: (i)  election of Directors; (ii)  approval of an investment advisory agreement; (iii)  approval of a distribution agreement; and (iv)  ratification of selection of independent auditors.  Voting rights for Directors are not cumulative.  Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  The Company has elected to indemnify its directors and officers to the maximum extent permitted under the Maryland General Corporation Law and the Investment Company Act.  Accordingly, a director or officer of the Company will not be liable to the Company or its shareholders for monetary damages, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  See the Articles of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

Under the Maryland General Corporation Law, a stockholder of a corporation cannot be obligated to a corporation or its creditors with respect to the stock, except to the extent that the subscription price for the stock has not been paid.

PRINCIPAL SHAREHOLDERS.  As of August 1, 2017, the following entities were known by The Fund to own of record or beneficially five percent (5%) or more of the outstanding Investor Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
GWFS Equities, Inc. 8525 E Orchard Rd, Ste 2T2 Greenwood Village, CO 80111	11.61%
State Street Bank and Trust 200 Clarendon St Boston, MA 02116	11.85%
MassMutual Life Insurance Company RS Fund Operations C105 1295 State St. Springfield, IL 01111	18.07%
Charles Schwab & Co, Inc. Attn Mutual Funds SF215FMT-05 211 Main St. San Francisco, CA 94105	39.98%

As of August 1, 2017, the following entities were known by The Fund to own of record or beneficially five percent (5%) or more of the outstanding Institutional Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
American United Life Insurance 1 American Square Indianapolis, IN 46282	23.73%
State Street Bank and Trust Company 801 Pennsylvania Ave Kansas City, MO 64105	72.93%

CONTROL PERSONS.  As of August 1, 2017, the following entities were known by The Fund to own of record or beneficially more than twenty-five percent (25%) of the outstanding Investor Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
Charles Schwab & Co, Inc. Attn Mutual Funds SF215FMT-05 211 Main St. San Francisco, CA 94105	39.98%

As of August 1, 2017, the following entities were known by The Fund to own of record or beneficially more than twenty-five percent (25%) of the outstanding Institutional Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
State Street Bank and Trust Company 801 Pennsylvania Ave Kansas City, MO 64105	72.93%

Because of their significant ownership of Fund shares, the control persons listed above have greater power to determine the outcome of a shareholder vote than other shareholders.

As of August 1, 2017, the Officers and Directors of the Company and the Adviser, as a group, owned less than one percent (1%) of the outstanding Investor Class shares of The Fund.

As of August 22, 2017, the Officers and Directors of the Company and the Adviser, as a group, owned approximately 1,458,455 shares, or approximately 58.8% of the outstanding Institutional Class shares of The Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  Cohen & Company, Ltd., has been selected as the independent registered public accounting firm of The Fund.  This firm is responsible for auditing the financial statements of The Fund.

CUSTODIAN.  The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, acts as Custodian of The Fund’s assets.  The Custodian is responsible for safeguarding and controlling The Fund’s cash and securities, handling the delivery of securities and collecting interest on The Fund’s investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, acts as The Fund’s Transfer, Redemption, and Dividend Disbursing Agent.  The Transfer, Redemption, and Dividend Disbursing Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL.  Pascual LLC, Tower Place 100, 3340 Peachtree Road, N.E., Suite 1690, Atlanta, GA 30326, has been selected as counsel for the Company and The Fund.  Pascual LLC will pass on legal matters for The Fund in connection with the offering of its shares.  Pascual LLC also represents the Adviser in regard to Fund-related matters and will pass on certain legal matters for the Adviser.

REPORTS TO SHAREHOLDERS.  The fiscal year of The Fund ends on April  30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing The Fund’s portfolio and other information.  An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which The Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

FINANCIAL STATEMENTS

The Fund’s most recent Financial Statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are hereby incorporated by reference into this Statement of Additional Information.

FINANCIAL STATEMENTS OF THE FUND INCORPORATED BY REFERENCE:

Annual Report to Shareholders for the fiscal year ended April  30, 2017:
Report of Independent Registered Public Accounting Firm
Schedule of Investments
Statement of Assets & Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements

APPENDIX A

RATINGS OF CORPORATE DEBT OBLIGATIONS

The characteristics of debt obligations rated by Moody’s are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The characteristics of debt obligations rated by Standard  & Poor’s are generally as follows:

AAA - This is the highest rating assigned by Standard  & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Ratings of Commercial Paper

The Funds’ purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard  & Poor’s or Prime-1 or Prime-2 by Moody’s.

Commercial paper rated A-1 or A-2 by Standard  & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances.  Typically, the issuer’s industry is well-established and the issuer has a strong position within the industry.  Relative strength or weakness of the above factors determines whether an insurer’s commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

A-1

Commercial paper rated Prime-1 or Prime-2 by Moody’s is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: (1)  evaluation of management of the issuer; (2)  economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3)  evaluation of the issuer’s products in relation to competition and consumer acceptance; (4)  liquidity; (5)  amount and quality of long-term debt; (6)  trend of earnings over a period of ten years; (7)  financial strength of a parent company and the relationships which exist with the issuer; and (8)  recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Relative strength or weakness of the above factors determine how the issuer’s commercial paper is rated within various categories.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

A-2

APPENDIX B

PROXY POLICIES AND PROCEDURES

A PROXY POLICIES

Henssler has the fiduciary obligation to, at all times, place the best interest of advisory clients (plan participants and beneficiaries in the case of ERISA accounts) as the sole consideration when voting proxies of portfolio companies.  Proxy issues shall receive consideration based on all relevant facts and circumstances.  Henssler may, from time to time, find that not voting is in the clients’ best interest, for example—when the cost of voting a proxy exceeds the expected benefit to the client.  As a general rule, Henssler shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.

The single most important stock ownership right that shareholders can execute is the election of directors.  Henssler’s proxy policies hold directors to a high standard of qualifications.  Henssler policies strive to reward significant contributions and ultimately hold directors responsible for corporate performance.  The entire board is evaluated on their long-term corporate performance, independence of the full board and key board committees, diversity, compensation and responsiveness to majority votes, among others.  Individual’s director nominees are analyzed on attendance, lack of independence, failure to establish any key board committees, serving on an excessive number of boards, performance on compensation committees, and performance on audit committees, among others.  For further information please refer to the Proxy Guideline Summary in Section C.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior written approval of Henssler’s Chief Compliance Officer:

1.	Henssler shall not engage in conduct that involves an attempt to change or influence the control of a public company.

2.	Henssler will not announce its voting intentions and the reasons therefore.

3.	Henssler shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.
All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Henssler’s concerns for its advisory clients’ (plan participants and beneficiaries in the case of ERISA Accounts) interests and not for an attempt to influence the control of management.

It is Henssler’s policy to fully comply with ERISA’s requirements regarding proxy voting.  Therefore, with respect to ERISA accounts for which Henssler is an investment manager, Henssler will act prudently and solely in the interest of the participants and beneficiaries of each such account.  Henssler’s policy and procedures regarding proxy voting may be amended from time to time to reflect developments in applicable law.

Some ERISA accounts for which Henssler is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager.  Such accounts must either provide Henssler with a plan document that expressly precludes investment managers from voting proxies or execute an investment management agreement with Henssler that expressly precludes Henssler from voting proxies.  In the absence of such documentation, Henssler has the legal responsibility and the obligation to vote proxies for its ERISA accounts.

PROXY POLICIES AND PROCEDURES

B. PROXY PROCEDURES

Proxy Committee.  Representatives from Portfolio Management, Operations and Compliance shall come together and collectively form the Proxy Committee (the “Committee”).  The Committee shall meet on an as needed basis to oversee the proxy voting process to ensure that proxies are voted in accordance with the guidelines.  Minutes of the Committee meetings may be recorded.

The Proxy Committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly, taking into account the general policies outlined above.  Henssler may, based on client needs, applicable regulatory requirements, business product style, and company specific factors, retain or assign proxy voting procedures as deemed suitable in order to properly fulfill its fiduciary responsibilities for voting client proxies.

If, when carrying out the process of analyzing and voting proxy issues, the Proxy Committee is unable to reach a unanimous decision regarding any specific proxy issue, that proxy issue shall be forwarded to the appropriate Investment Committee/Chief Executive Officer/Legal Counsel (as appropriate) for further analysis and voting resolution.  Any voting decision that deviates from Henssler’s standard policies, shall be discussed, analyzed, and resolved by the Proxy Committee, and/or the Investment Committee/Chief Executive Officer/Legal Counsel as deemed necessary.

The Proxy Committee is responsible for identifying material conflicts of interest.  If a material conflict of interest arises between the adviser’s interests and those of the clients concerning proxy voting, Henssler will escalate the issue(s) to Legal Counsel.

ERISA Accounts.  As a general matter, the policies stated above also apply to ERISA accounts.  The Proxy Committee must act prudently, solely in the interests of ERISA account plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them.

In compliance with the U.S. Department of Labor, the Proxy Administrator and/or the Proxy Committee shall maintain applicable records regarding proxy voting for ERISA accounts.  The Proxy Administrator shall document all proxy responses voted on by Henssler’s Proxy Committee.

ADV Disclosure.  Henssler’s Form ADV Part 2A summarizes its proxy policies and procedures and provides contact information for obtaining copies of such policies and procedures.  Furthermore, Henssler will disclose to its clients how they may obtain information on how Henssler voted their proxies.  All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

Recordkeeping.  The Proxy Administrator will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations; e.g., Rule 204-2 of the Investment Advisers Act of 1940.

With respect to its investment company clients, Henssler will create and maintain (or cause to be created and maintained) records of each company’s proxy voting record for 12-month periods ended June  30.  Henssler will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the company cast its vote on the matter;
•	How the company cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the company cast its vote for or against management.

PROXY POLICIES AND PROCEDURES

C. PROXY GUIDELINE SUMMARY

Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.  Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of the directors be independent unless the board composition already meets the proposed threshold definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where Henssler votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

When a company seeks to reincorporate offshore we evaluate the merits of the move on a CASE-BY-CASE basis.

Support is generally given for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state of jurisdiction.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.  The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote AGAINST employee stock purchase plans unless these conditions apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.